UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 6, 2016

LIQUIDITY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-51813	52-2209244
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1920 L Street, N.W., 6th Floor, Washington, D.C.	20036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (202) 467-6868

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On December 6, 2016, the Defense Logistics Agency Disposition Services (“DLA”) notified Liquidity Services, Inc. (the “Company”) that it issued a modification (the “Modification”) to the Company’s current Surplus Usable Property Sales Contract (Sales Contract Number 14-0091-0002) (the “Surplus Contract”), between the Company and the Defense Logistics Agency Disposition Services of the U.S. Department of Defense to exercise the first of four one-year extension options.  The current Surplus Contract’s performance period now extends through December 14, 2017.

A copy of the associated press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

The following exhibits are filed as part of this report:

10.1                                                      Supplemental Agreement No. 1, dated December 6, 2016.

99.1                                                      Press Release, dated December 8, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIQUIDITY SERVICES, INC.
(Registrant)

Date: December 8, 2016	By:	/s/ Mark Shaffer
	Name:	Mark Shaffer
	Title:	Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

10.1	Supplemental Agreement No. 1, dated December 6, 2016.

99.1	Press Release, dated December 8, 2016.